Exhibit 31.02

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO RULE 13A-14(A)/15D-14(A) OF

THE SECURITIES EXCHANGE ACT AND SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric R. Ludwig, certify that:

1.

I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Glu Mobile Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 27, 2021	/s/ Eric R. Ludwig
Eric R. Ludwig
Executive Vice President, Chief Operating Officer and Chief Financial Officer
(Principal Financial Officer)